UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of May 1, 2005, providing for the issuance of

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-3, Mortgage Pass-Through Certificates)

Deutsche Alt-A Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-100676	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Wall Street New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-7010.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On May 27, 2005, a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-3, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer and securities administrator (the “Master Servicer”) and HSBC Bank USA, National Association as trustee (the “Trustee”). The Certificates consist of twenty-five classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class III-A-1 Certificates”, “Class III-A-2 Certificates”, “Class III-A-3 Certificates”, “Class IV-A-I Certificates”, “Class IV-A-2 Certificates”, “Class IV-A-3 Certificates”, “Class IV-A-4 Certificates”, “Class IV-A-5 Certificates”, “Class IV-A-6 Certificates”, “Class IV-A-7 Certificates”, “Class IV-A-X Certificates”, “Class IV-A-PO Certificates”, “Class V-A-1 Certificates”, “Class V-A-2 Certificates”, “Class V-A-3 Certificates”, “Class R Certificates”, “Class M Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class B-4 Certificates” and “Class B-5 Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one- to four- family, first lien, fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $507,060,774 as of May 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 27, 2005, between DB Structured Products, Inc. as seller and the Depositor (the “Mortgage Loan Purchase Agreement”). The Class I-A-1 Certificates, Class II-A-1 Certificates, Class III-A-1 Certificates, Class III-A-2 Certificates, Class III-A-3 Certificates, Class IV-A-I Certificates, Class IV-A-2 Certificates, Class IV-A-3 Certificates, Class IV-A-4 Certificates, Class IV-A-5 Certificates, Class IV-A-6 Certificates, Class IV-A-7 Certificates, Class IV-A-X Certificates, Class IV-A-PO Certificates, Class V-A-1 Certificates, Class V-A-2 Certificates, Class V-A-3 Certificates, Class R Certificates, Class M Certificates, Class B-1 Certificates, Class B-2 Certificates, were sold by Depositor pursuant to the Underwriting Agreement, dated August 1, 2003, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated May 25, 2005 between the Depositor and Deutsche Bank Securities Inc. (collectively, the “Underwriting Agreement”).

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class Designation	Initial aggregate Certificate Principal Balance		Initial Pass-Through Rate (2)
I-A-1	$28,303,500		5.4219%
II-A-1	$27,354,500		5.5462%
III-A-1	$18,275,300		One—Month LIBOR +0.50%
III-A-2	$18,275,300	(1)	2.5017%
III-A-3	$2,030,600		6.0917%
IV-A-1	$170,000,000		One—Month LIBOR + 0.20%
IV-A-2	$170,000,000	(1)	1.9600%
IV-A-3	$35,770,000		5.2500%
IV-A-4	$60,537,000		5.2500%
IV-A-5	$72,874,000		5.2500%
IV-A-6	$14,680,500		5.2500%
IV-A-7	$3,853,000		5.2500%
IV-A-X	$50,303,468		5.2500%
IV-A-PO	$323,614		N/A
V-A-1	$38,371,400		One—Month LIBOR + 0.30%
V-A-2	$38,371,400	(1)	2.7877%
V-A-3	$4,263,500		6.1777%
R	$100		5.4219%
P	$100		N/A
M	$13,690,700		5.3961%
B-1	$6,338,300		5.3961%
B-2	$3,549,400		5.3961%

(1)	Principal balance reflected is notional.

(2)

The pass-through rate for the Class III-A-1, Class IV-A-1 and Class V-A-1 Certificates are subject to a maximum rate as described in the prospectus supplement. The Class III-A-1, Class IV-A-1 and Class V-A-1 Certificates will have the benefit of three separate cap agreements.

The Certificates, other than the Class B-3, Class B-4 and Class B-5 Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 25, 2005 (the “Prospectus Supplement”), and the Prospectus, dated January 28, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-3, Class B-4 and Class B-5 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits
Exhibit No.		Description
4.1

Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 15, 2005

DEUTSCHE ALT-A SECURITIES, INC.

By:	/s/ Michael Commaroto
Name:	Michael Commaroto
Title:	President

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Vice-President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-3 Certificates.	8